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                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 2005

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


     NEW JERSEY                         0-19777                 22-3103129
   (State or other                                            (IRS Employer
   jurisdiction of                    (Commission            Identification
   incorporation)                     File Number)               Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.   OTHER EVENTS.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on January 13, 2005 attached to and made part of this report, announcing increased fourth quarter
(Q4) and full year Levulan(R) Kerastick(R) end-user sales, along with Q4 and full year 2004 BLU-U(R) placements.

Except for historical information, this report contains certain forward-looking statements that involve known and unknown risks and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the expectations for the timing of receipt of BLU-U inventory and performance for 2005. Such risks and uncertainties include, but are not limited to, dependence on third-party manufacturers, the Company's ability to continue to penetrate the market, maintenance of its patent portfolio, and other risks identified in our SEC filings from time to time, including those contained in DUSA's Form 10-K for the year ended December 31, 2003.



ITEM 9.01.   FINANCIAL STATEMENT AND EXHIBITS.

99       Press Release dated January 13, 2005



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DUSA PHARMACEUTICALS, INC.






Dated:  January 13, 2005                 By: /s/ D. Geoffrey Shulman
                                            ----------------------------------
                                            D. Geoffrey Shulman, MD, FRCPC
                                            Chairman of the Board and Chief
                                            Executive Officer




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                                  EXHIBIT INDEX

99       Press Release dated January 13, 2005